SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

FIRST GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-52748	26-0513559
(State or other jurisdiction of incorporation)	(Commission File Number	(I.R.S. Employer Identification No.)

400 East Thomas Street		70401
Hammond, Louisiana		(Zip Code)
(Address of principal executive offices)

(985) 345-7685
(Registrant's telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
                [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
                [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

Entry Into Agreement and Plan of Reorganization

On November 2, 2007, First Guaranty Bancshares, Inc., a Louisiana corporation and holding company for First Guaranty Bank, a Louisiana state banking corporation ("First Guaranty BHC”), and First Community Holding Company, a Louisiana corporation and holding company for First Community Bank, a Louisiana state banking corporation (“First Community BHC”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which, among other things, First Guaranty BHC will acquire all of the issued and outstanding shares of capital stock of First Community BHC and all of the outstanding and unexercised options of First Community BHC by virtue of the merger of a wholly-owned subsidiary of First Guaranty BHC (the “Interim Corporation”) with and into First Community BHC, with First Community BHC as the surviving corporation (the “Interim Merger”), followed by the merger of First Community BHC with and into First Guaranty BHC (the "Merger").   A copy of the Merger Agreement is included with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated by reference herein.

Under the terms and subject to the conditions of the Merger Agreement, which has been approved by the Boards of Directors of First Guaranty BHC and First Community BHC, at the effective time of the Interim Merger (the “Effective Time”), all of the outstanding common stock of First Community BHC will be cancelled in exchange for $34.06 per share.  All of the outstanding and unexercised options to acquire shares of common stock of First Community BHC will be cancelled at the Effective Time in exchange for an amount in cash per outstanding and unexercised option equal to $26.06. Immediately following the Merger, First Community Bank will merge with and into First Guaranty Bank, with First Guaranty Bank as the sole surviving bank subsidiary of First Guaranty BHC.

The Merger Agreement contains representations, warranties and covenants of First Guaranty BHC and First Community BHC.  In addition, First Community BHC has agreed (i) to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and consummation of the Interim Merger and (ii) not to engage in certain kinds of transactions during such period without the consent of First Guaranty BHC.  The board of directors of First Community BHC has adopted a resolution recommending the approval and adoption of the Merger Agreement by its shareholders, and has agreed to hold a shareholders meeting to put this matters before its shareholders for their consideration.  First Community BHC has further agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions or negotiations or provide confidential information in connection with any proposals for alternative business combination transactions.

Consummation of the Interim Merger is subject to various conditions, including (i) requisite approvals of the holders of First Community BHC common stock and (ii) receipt of regulatory approvals.  In addition, each party’s obligation to consummate the Interim Merger is subject to certain other conditions, including (i) the other party’s representations and warranties in the Merger Agreement being true and correct at the Effective Time, subject to the materiality standards contained in the Merger Agreement, (ii) material compliance of the other party with its covenants and (iii) the absence of any law or order prohibiting the consummation of the Interim Merger.

The Merger Agreement contains certain termination rights for both First Guaranty BHC and First Community BHC, and further provides that, upon termination of the Merger Agreement under specified circumstances, First Community BHC may be required to pay First Guaranty BHC a termination fee of $750,000.

In connection with the Merger Agreement, certain shareholders of First Community BHC entered into a voting agreement with First Guaranty BHC (the “Voting Agreement”) pursuant to which such shareholders agreed to vote in favor of the Interim Merger and against any alternative business combination transaction.

Other than in respect of the Merger Agreement and the Voting Agreement, there is no material relationship between First Guaranty BHC or its affiliates and First Community BHC or its affiliates.

Entry Into Employment and Noncompetition Agreements

In connection with the Merger described above, First Guaranty Bank entered into Employment Agreements and Ancillary Confidentiality and Non-Competition Agreements, dated November 2, 2007, with Reggie R. Harper, President and Chief Executive Officer of First Community Bank, and with Cordell H. White, Chief Operating Officer of First Community Bank setting forth the terms of their employment with First Guaranty Bank following completion of the Merger.

Mr. Harper’s Employment Agreement provides for his employment as a senior vice-president of First Guaranty Bank until December 31, 2008.  Until December 31, 2008, Mr. Harper has agreed that he will not engage in certain competing business activities and will not solicit employees or customers of First Guaranty Bank as described more specifically in the Ancillary Confidentiality and Non-Competition Agreement.

Mr. White’s Employment Agreement provides for his employment as a senior vice-president of First Guaranty Bank until December 31, 2008.  Until December 31, 2008, Mr. White has agreed that he will not engage in certain competing business activities and will not solicit employees or customers of First Guaranty Bank as described more specifically in the Ancillary Confidentiality and Non-Competition Agreement.

The foregoing description of the terms of Mr. Harper and Mr. White’s Employment Agreements and Ancillary Confidentiality and Non-Competition Agreements is qualified in its entirety by reference to the Employment Agreements and the Ancillary Confidentiality and Non-Competition Agreements, which are attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d)           Exhibits.

The following Exhibits are attached as part of this report:

2.1	Agreement and Plan of Reorganization, dated as of November 2, 2007, by and between First Guaranty Bancshares, Inc. and First Community Holding Company.
10.1
Employment Agreement and Ancillary Confidentiality and Non-Competition Agreement by and between Reggie R. Harper and First Guaranty Bank, dated as of November 2, 2007, and Employment Agreement and Ancillary Confidentiality and Non-Competition Agreement by and between Cordell H. White and First Guaranty Bank, dated as of November 2, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)

Date:  November  8 , 2007                                                                             By:     /s/ Michele E. Lobianco
    Michele E. LoBianco
    Secretary

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization, dated as of November 2, 2007, by and between First Guaranty Bancshares, Inc. and First Community Holding Company.

10.1
Employment Agreement and Ancillary Confidentiality and Non-Competition Agreement by and between Reggie R. Harper and First Guaranty Bank, dated as of November 2, 2007, and Employment Agreement and Ancillary Confidentiality and Non-Competition Agreement by and between Cordell H. White and First Guaranty Bank, dated as of November 2, 2007.